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                                                                    EXHIBIT 10j3


Schedule identifying substantially identical agreements, among American Brands, Inc. ("American") and each of the following persons, to the Agreement and the Amendment thereto constituting Exhibits 10j1 and 10j2, respectively, to the Annual Report on Form 10-K of American for the Fiscal Year ended December 31, 1996

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                           Name
                           ----

                       Thomas C. Hays
                       John T. Ludes
                       Robert J. Rukeyser
                       Steven C. Mendenhall
                       Dudley L. Bauerlein, Jr.
                       Charles H. McGill
                       Craig P. Omtvedt